                        SEMIANNUAL REPORT / JUNE 30 2001

                             AIM SELECT GROWTH FUND


                                  [COVER IMAGE]


                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

                 THE ARTIST'S GARDEN AT GIVERNY BY CLAUDE MONET

         A CAREFULLY SELECTED COMBINATION OF MULTI-COLORED FLOWERS CAN

           RESULT IN A STUNNINGLY BEAUTIFUL GARDEN, JUST LIKE THE ONE

            DEPICTED IN MONET'S CLASSIC WORK. AIM SELECT GROWTH FUND

          SEEKS TO MEET ITS OBJECTIVE BY INVESTING PRIMARILY IN COMMON

        STOCKS WITH PROSPECTS FOR ABOVE-AVERAGE MARKET RETURNS, WITHOUT

                        REGARD TO MARKET CAPITALIZATION.

                     -------------------------------------


AIM Select Growth Fund is for shareholders who seek long-term growth of capital. The fund invests primarily in common stocks with prospects for above-average market returns, without regard to market capitalization.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Select Growth Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.
o The fund's average annual total returns (including sales charges) for periods ended 6/30/01 are as follows: Class A shares, inception (12/4/67), 9.64%; 10 years, 11.85%; five years, 11.97%; one year, -34.33%. Class B shares, inception (9/1/93), 12.08%; five years, 12.09%; one year -34.05%.
    Class C shares, inception (8/4/97), 8.13%; one year, -31.62%.
o Past performance cannot guarantee comparable future results. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.
o The fund participates in the initial public offering (IPO) market, and a significant portion of its returns is attributable to its investments in IPOs, which had a magnified impact when the fund's asset base was relatively small. There is no guarantee that, with a larger asset base, the fund will continue to experience substantially similar performance by investing in IPOs.
o Investing in micro-, small and mid-sized companies may involve risks not associated with investing in more established companies. Also, micro- and small-sized companies may have business risk, significant stock-price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                             AIM SELECT GROWTH FUND

                             AIM SELECT GROWTH FUND


                    Dear Fellow Shareholder:

                    Equity markets continued to be difficult and quite volatile
[PHOTO OF           during the six months ended June 30, 2001, the period
ROBERT H.           covered by this report. Major indexes, both foreign and
GRAHAM]             domestic, posted negative returns, with the technology
                    sector and large-cap growth stocks hardest hit. By contrast, most segments of the bond market turned in positive returns.
                    The bond market was the best place to be invested the first half of 2001--a powerful argument for portfolio diversification.
                        As a result, depending on the fund you own, many of you
                    have suffered significant losses. Please be assured we are also disturbed about recent results of many funds. Fund managers are making every effort to reverse the trend.
                    However, the challenging market conditions are lasting longer than expected.
                        During the long bull market for equities, which ran from 1982 till late last year, many pundits began to act as if stocks were risk-free investments, inevitably rising. That was never true. Downturns like the recent one are normal. Since its inception in 1926, the S&P 500, which is widely used as a measure of general U.S. stock market performance, has seen a 20% decline-- the accepted definition of a bear market--about every four and one-half to five years.
    No one has devised a reliable technique for timing these market movements. But portfolio diversification has proven to be an effective way to manage the resulting risks over time.

WORK WITH YOUR ADVISOR
Your financial advisor can help you build a diversified portfolio by selecting a variety of funds. One basic way to diversify is by owning funds invested in the three main types of securities: stocks, bonds and money market instruments. Within an asset class, it is worth diversifying further, investing in both growth and value stocks, both domestic and foreign, and so on. A fixed-income portfolio can include various quality sectors, from super-safe U.S. Treasuries to riskier high yield bonds.
    Since the right asset mix for you depends on your financial situation, your age and your goals, visit with your financial advisor regularly to review your investments to make sure they still make sense.

YOUR FUND MANAGERS' COMMENT
Your fund's portfolio managers discuss your fund in the following pages: what market conditions were like, how your fund performed and how they have managed your fund. We hope you find their comments informative.
    Though the last six months have tested the patience of most investors, we remain confident that, in time, markets will recover, though we cannot predict when.
    We wish to thank you for your patience in remaining invested with us. Since virtually every employee and officer of AIM is invested in our funds through our retirement programs or through indirect investments, we all share in our funds' performance along with our shareholders. We appreciate how unpleasant the recent past has been, and I'm sure you share our hope that markets will be less trying the rest of this year. We want to assure you that all of us at AIM are working diligently to improve the performance of our funds.
    If you have any questions or comments, please contact us anytime through our Web site, www.aimfunds.com. Our Client Services Department at 800-959-4246 operates during normal business hours. Information about your account is always available at our Web site and on our automated AIM Investor Line, 800-246-5463.

Sincerely,

/s/ Robert H. Graham
Robert H. Graham
Chairman

                             AIM SELECT GROWTH FUND

ECONOMIC SLOWDOWN HURTS MARKET, FUND PERFORMANCE

HOW DID AIM SELECT GROWTH FUND PERFORM DURING THE FIRST HALF OF 2001?
A slowing economy and declining corporate earnings caused investor nervousness to rise, major stock market indexes to fall and fund performance to remain in negative territory during the six-month reporting period ended June 30, 2001. For that period, the Class A, Class B and Class C shares of AIM Select Growth Fund returned -17.83%, -18.13% and -18.15%, respectively, at net asset value (excluding sales charges).

WHAT WERE THE MAJOR TRENDS IN THE FINANCIAL MARKETS?
During the first half of 2001, investors--particularly new investors--were taught an important lesson: stock markets sometimes decline. During much of last year and during the first half of 2001, the booming stock market of the 1990s was humbled. Investors avoided large-cap growth stocks generally and technology stocks in particular. Some investors abandoned the stock market altogether, seeking safety in money market funds or bonds.
    The Federal Reserve Board (the Fed), after spending much of 1999 and 2000 battling the perceived threat of inflation, suddenly found itself battling the very real threat of economic recession. Moving aggressively to avert recession, the Fed lowered short term interest rates six times during the first half of 2001. In a dramatic effort to revive a rapidly weakening economy, the Fed cut the key fed funds rate (the rate banks charge one another for overnight loans) from 6.50% to 3.75%--a reduction of 275 basis points or 2.75 percentage points.

WHY DID THE ECONOMY WEAKEN SO MUCH AND WHY HAVEN'T LOWER INTEREST RATES PROVIDED A RAPID RECOVERY?
Beginning in June 1999, the Fed embarked on a series of interest rate increases to slow white-hot economic growth. Unfortunately, the Fed may have succeeded more than it intended. The annual rate of economic growth, which had been as strong as 5.7% in the second quarter of 2000, was a mere 0.7% in the second quarter of 2001. Those interest rate hikes made it more expensive for companies to borrow and expand; also, they strengthened the U.S. dollar, depressing earnings for many U.S.-based companies doing business overseas. Higher borrowing costs and adverse currency translations hurt corporate earnings. While interest-rate-sensitive telecom companies and manufacturers were particularly hurt, as the reporting period drew to a close, leading companies in a variety of industries braced investors for earnings disappointments.
    But the economy rarely "turns on a dime." The Fed's six interest rate cuts during the first half of 2001, as well as enactment of tax reform legislation providing most taxpayers with rebates, caused the markets to rally only briefly. Historically, Fed rate cuts require six to nine months, or even longer, to stimulate the economy. Even these positive developments were overshadowed by a steady drumbeat of corporate earnings warnings, a slew of layoff announcements and sharp disagreement among economists and so-called "market watchers" about when conditions might improve. Indeed, while temporary rallies occurred during the reporting period, investors generally lacked conviction and markets generally lacked direction.

GIVEN MARKET VOLATILITY AND ECONOMIC WEAKNESS, HOW DID YOU MANAGE THE FUND? The fund has always invested in growth, growth-at-a-reasonable-price and value stocks (see accompanying sidebar) recommended by AIM's investment-management teams. This multi-discipline investment strategy, and the fund's broadly diversified portfolio, are designed to

--------------------------------------------------------------------------------
NEW NAME AND INVESTMENT STRATEGY FOR FUND

Effective July 13, AIM changed the name of AIM Select Growth Fund to AIM Select Equity Fund. Effective the same date, AIM repositioned the fund's investment strategy in a way we think should provide investors with better "all weather" fund performance regardless of market conditions.
    Under the new investment strategy, the fund will continue to invest in AIM's three investment disciplines: growth, GARP and value. Going forward, investments among the three disciplines will be made in roughly equal proportions of the fund's total net assets. Fund holdings will continue to be the "best ideas" of AIM's senior analysts.
    The three investment disciplines in which the fund will invest are:
    o GROWTH - We believe that earnings drive stock prices, so we seek to own stocks of companies expected to experience strong earnings growth. Earnings, not emotions or "big-picture" economic forecasts, determine what and when we buy and sell.
    o GROWTH AT A REASONABLE PRICE (GARP) - We combine our earnings-growth discipline and our price considerations to find stocks priced at a discount relative to their potential for earnings growth and the underlying value of the company. Such stocks may help realize greater rewards once earnings start to rise.
    o VALUE - Value investing typically means shopping for bargains, but at AIM we take the process further. We look for companies with proven track records, we compare a company's stock price to its calculated intrinsic value, and we then rank the stock based on its appreciation potential.
--------------------------------------------------------------------------------

          See important fund and index disclosures inside front cover.

                             AIM SELECT GROWTH FUND

cushion the fund against abrupt and severe shifts in investor sentiment and ever-changing market trends.
    At the close of the reporting period:

o The fund held 99 stocks, down somewhat from the 118 stocks in the portfolio at the start of the reporting period.
o Information technology, financials, industrials, consumer discretionary and health care were the sectors most heavily represented in the fund.
o The fund's top 10 holdings accounted for approximately 20% of the fund's total net assets.

PORTFOLIO COMPOSITION
As of 6/30/01, based on total net assets

=======================================================================================================
TOP 10 HOLDINGS                                   TOP 10 INDUSTRIES
-------------------------------------------------------------------------------------------------------
 1. Citigroup Inc.                       2.5%      1. Diversified Financial Services              8.6%

 2. J.P. Morgan Chase & Co.              2.3       2. Data Processing Services                    4.9

 3. AOL Time Warner Inc.                 2.1       3. Broadcasting & Cable Television             4.4

 4. Health Management                              4. Health Care Distributors & Services         4.2
    Associates, Inc. - Class A           2.1
                                                   5. Oil & Gas Drilling                          4.1
 5. Bank of America Corp.                2.0
                                                   6. Application Software                        4.1
 6. Ceridian Corp.                       1.8
                                                   7. Health Care Facilities                      3.7
 7. Waste Management, Inc.               1.8
                                                   8. Systems Software                            3.4
 8. Freddie Mac                          1.7
                                                   9. Telecommunications Equipment                3.3
 9. Gap, Inc. (The)                      1.7
                                                  10. Building Products                           2.8
10. Mattel, Inc.                         1.6

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
=======================================================================================================

WHAT ARE SOME STOCKS YOU PARTICULARLY LIKE?
Stocks that have done especially well for the fund include, among others:

o H&R Block, the country's largest tax preparer, serves nearly 15% of all American taxpayers--and also sells tax-preparation software, provides mortgage services, and offers investment, financial planning, brokerage and other services.
o Forest Labs is a pharmaceutical company that develops and manufactures name-brand and generic prescription and non-prescription drugs.
o Comverse Technology makes enhanced services systems that phone companies use to offer call answering, voice/fax mail and other services.

WHAT WERE MARKET CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?
Markets remained volatile and economic indicators remained mixed at the close of the reporting period. Specifically:

o U.S. gross domestic product, the broadest measure of the nation's economy, continued to grow during the second quarter--but far below annual GDP growth rates of 4.2% and 5.0% in 1999 and 2000, respectively.
o Unemployment rose to 4.5% in June, the highest level since March 1998. During the second quarter of 2001, 271,000 Americans lost their jobs.
o Nonetheless, consumer confidence seemed to be firming. In June, the two most widely followed barometers--the Conference Board's index of consumer confidence and the University of Michigan's index of consumer sentiment--hit their highest levels of 2001.
o While capital spending by corporations remained weak, consumer spending remained strong. Sales of autos and new and existing homes were brisk, buoyed by consumer optimism and lower interest rates.

    While economists and "market watchers" disagreed on the state of the economy at the end of June, there was widespread agreement that the Fed's aggressive lowering of short-term interest rates, the impending arrival of tax rebate checks in consumers' mailboxes and moderating energy prices would, in time, help stimulate the economy.
--------------------------------------------------------------------------------
READ THIS REPORT ONLINE!
Thousands of AIM investors have taken advantage of eDelivery--an electronic delivery service that allows you to read your fund reports and prospectuses online! Once you sign up for the service, we will send you a link to your reports via e-mail. If you choose to receive your reports online, you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    Please visit our Web site at www.aimfunds.com and log into your account. Click on the "View Other Account Options" drop-down menu and select "eDelivery."
    If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, this service is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.
--------------------------------------------------------------------------------

          See important fund and index disclosures inside front cover.

                             AIM SELECT GROWTH FUND

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                 [LOCK GRAPHIC]


 A I M Capital Management, INC. o A I M Distributors, Inc. o The AIM family of
         Funds--Registered Trademark-- o AMVESCAP National Trust Company

                             AIM SELECT GROWTH FUND


SECTORS ARE COMPONENTS OF BROAD ECONOMIC PICTURE

In assessing financial and economic developments, analysts frequently refer to sectors. A sector is a segment of the economy. Each sector is composed of a group of related industries. Together, the various sectors form a snapshot of the economy as a whole.
    Various analysts often use slightly different labels for economic sectors. Standard & Poor's Corporation (S&P) defines 10 major economic sectors: consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, telecommunication services and utilities.

SECTOR COMPOSITION OF THE S&P 500

As of 6/30/01

================================================================================
                                  [PIE CHART]

Health Care                    12.9%

Utilities                       3.7%

Industrials                    11.49%

Telecommunication Services      5.6%

Information Technology         18.5%

Consumer Staples                7.6%

Materials                       2.5%

Consumer Discretionary         13.3%

Financials                     17.9%

Energy                          6.6%
================================================================================

MARKET INDEXES GENERALLY SECTOR-WEIGHTED
The benchmark Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is made up of stocks representing these 10 sectors. Most other broad market indexes are similarly constructed.
    In the S&P 500, these sectors are represented in different proportions to reflect the economic landscape of the United States. Sector representation in the index is periodically adjusted to reflect changes in the country's economic makeup. As of June 30, 2001, information technology was the largest sector component of the S&P 500, making up nearly 20% of the index, followed by financials and consumer discretionary.

SECTORS OFTEN CONSIST OF MANY INDUSTRIES
Sectors can include a fairly broad range of industries. In the health care sector, for example, S&P includes biotechnology, health care distributors and services, health care equipment, health care facilities, health care supplies, managed health care and pharmaceuticals. Information technology includes application software, computer hardware, Internet software and services, semiconductors and several other industries. Some sectors consist of just a few industries. For instance, S&P includes only alternative carriers, integrated telecommunication services and wireless telecommunication services in telecommunication services.
    Different analysts sometimes vary in the specific industries that they place in a particular economic sector. AIM uses the S&P system to organize information in shareholder reports on equity funds.

SEGMENTS OF ECONOMY CAN GROW AT DIFFERENT RATES
While past performance cannot guarantee comparable future results, technology, consumer cyclicals and health care have been the growth sectors of the economy in recent years. Mutual funds seeking a high rate of growth have tended to have a significant portion of their assets invested in companies in these sectors. More conservative growth funds or more income-oriented funds might favor other sectors, such as utilities.
    Stock mutual funds can invest in several sectors or in a single sector. Some so-called sector funds actually only invest in a specific industry, such as biotechnology or semiconductors. Even within a sector, there can be a wide variance in the performance of different industries. Sector funds generally have a greater risk/reward potential than those that invest in multiple sectors.

SCHEDULE OF INVESTMENTS
June 30, 2001
(Unaudited)

                                                                MARKET
                                                 SHARES         VALUE
COMMON STOCKS & OTHER EQUITY
   INTERESTS-95.97%

ADVERTISING-1.04%

Lamar Advertising Co.(a)                          248,000   $   10,912,000
==========================================================================

AEROSPACE & DEFENSE-0.49%

BE Aerospace, Inc.(a)                             270,200        5,147,310
==========================================================================

ALUMINUM-1.55%

Alcoa Inc.                                        415,000       16,351,000
==========================================================================

APPAREL RETAIL-1.65%

Gap, Inc. (The)                                   600,000       17,400,000
==========================================================================

APPLICATION SOFTWARE-4.14%

Amdocs Ltd. (United Kingdom)(a)                   267,200       14,388,720
--------------------------------------------------------------------------
National Instruments Corp.(a)                     316,000       10,254,200
--------------------------------------------------------------------------
PeopleSoft, Inc.(a)                               126,000        6,202,980
--------------------------------------------------------------------------
Peregrine Systems, Inc.(a)                        247,600        7,180,400
--------------------------------------------------------------------------
Secure Computing Corp.(a)                         356,100        5,594,331
==========================================================================
                                                                43,620,631
==========================================================================

BANKS-2.04%

Bank of America Corp.                             359,100       21,556,773
==========================================================================

BIOTECHNOLOGY-1.03%

Gilead Sciences, Inc.(a)                          187,000       10,881,530
==========================================================================

BROADCASTING & CABLE TV-4.35%

Charter Communications, Inc.-Class A(a)           555,000       12,959,250
--------------------------------------------------------------------------
Comcast Corp.-Class A(a)                          241,000       10,459,400
--------------------------------------------------------------------------
Cox Communications, Inc.-Class A(a)               215,000        9,524,500
--------------------------------------------------------------------------
Hispanic Broadcasting Corp.(a)                    276,000        7,918,440
--------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)          117,000        5,005,260
==========================================================================
                                                                45,866,850
==========================================================================

BUILDING PRODUCTS-2.78%

American Standard Cos. Inc.(a)                    224,000       13,462,400
--------------------------------------------------------------------------
Masco Corp.                                       636,000       15,874,560
==========================================================================
                                                                29,336,960
==========================================================================

COMPUTER HARDWARE-1.29%

Compaq Computer Corp.                             877,000       13,584,730
==========================================================================

COMPUTER STORAGE & PERIPHERALS-0.55%

Electronics for Imaging, Inc.(a)                  196,900        5,808,550
==========================================================================

CONSUMER ELECTRONICS-1.04%

Koninklijke (Royal) Philips Electronics N.V.-
  ADR (Netherlands)                               416,207       11,000,351
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE

CONSUMER FINANCE-1.68%

AmeriCredit Corp.(a)                              138,300   $    7,184,685
--------------------------------------------------------------------------
Providian Financial Corp.                         177,500       10,508,000
==========================================================================
                                                                17,692,685
==========================================================================

DATA PROCESSING SERVICES-4.88%

BISYS Group, Inc. (The)(a)                        218,000       12,862,000
--------------------------------------------------------------------------
Ceridian Corp.(a)                                 994,500       19,064,565
--------------------------------------------------------------------------
First Data Corp.                                  163,000       10,472,750
--------------------------------------------------------------------------
Fiserv, Inc.(a)                                   141,275        9,038,774
==========================================================================
                                                                51,438,089
==========================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.68%

Convergys Corp.(a)                                122,600        3,708,650
--------------------------------------------------------------------------
Equifax Inc.                                      227,000        8,326,360
--------------------------------------------------------------------------
H&R Block, Inc.                                   251,000       16,202,050
==========================================================================
                                                                28,237,060
==========================================================================

DIVERSIFIED FINANCIAL SERVICES-8.60%

American Capital Strategies, Ltd.                 199,600        5,600,776
--------------------------------------------------------------------------
Citigroup Inc.                                    503,500       26,604,940
--------------------------------------------------------------------------
Freddie Mac                                       259,860       18,190,200
--------------------------------------------------------------------------
J.P. Morgan Chase & Co.                           531,000       23,682,600
--------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                      92,800        7,215,200
--------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         158,000        9,361,500
==========================================================================
                                                                90,655,216
==========================================================================

DRUG RETAIL-0.43%

Walgreen Co.                                      133,000        4,541,950
==========================================================================

ELECTRIC UTILITIES-1.78%

Duke Energy Corp.                                 115,000        4,486,150
--------------------------------------------------------------------------
Orion Power Holdings, Inc.(a)                     259,000        6,166,790
--------------------------------------------------------------------------
PG&E Corp.(a)                                     722,000        8,086,400
==========================================================================
                                                                18,739,340
==========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-1.86%

Tektronix, Inc.(a)                                367,000        9,964,050
--------------------------------------------------------------------------
Varian Inc.(a)                                    300,000        9,690,000
==========================================================================
                                                                19,654,050
==========================================================================

ENVIRONMENTAL SERVICES-2.77%

Tetra Tech, Inc.(a)                               377,400       10,265,280
--------------------------------------------------------------------------
Waste Management, Inc.                            614,000       18,923,480
==========================================================================
                                                                29,188,760
==========================================================================

FOOD RETAIL-1.60%

Kroger Co. (The)(a)                               675,000       16,875,000
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE

GENERAL MERCHANDISE STORES-1.53%

Ross Stores, Inc.                                 166,000   $    3,975,700
--------------------------------------------------------------------------
Target Corp.                                      350,000       12,110,000
==========================================================================
                                                                16,085,700
==========================================================================

HEALTH CARE DISTRIBUTORS &
   SERVICES-4.21%

Express Scripts, Inc.(a)                          240,000       13,207,200
--------------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)           100,000        7,690,000
--------------------------------------------------------------------------
McKesson HBOC, Inc.                               368,000       13,660,160
--------------------------------------------------------------------------
Quest Diagnostics Inc.(a)                         132,000        9,880,200
==========================================================================
                                                                44,437,560
==========================================================================

HEALTH CARE FACILITIES-3.73%

HCA Inc.                                          150,000        6,778,500
--------------------------------------------------------------------------
Health Management Associates, Inc.-Class A(a)   1,040,000       21,881,600
--------------------------------------------------------------------------
LifePoint Hospitals, Inc.(a)                      241,300       10,684,764
==========================================================================
                                                                39,344,864
==========================================================================

INDUSTRIAL CONGLOMERATES-2.61%

General Electric Co.                              318,000       15,502,500
--------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                 221,000       12,044,500
==========================================================================
                                                                27,547,000
==========================================================================

INDUSTRIAL MACHINERY-0.85%

Danaher Corp.                                     160,000        8,960,000
==========================================================================

INSURANCE BROKERS-0.95%

Marsh & McLennan Cos., Inc.                        99,000        9,999,000
==========================================================================

IT CONSULTING & SERVICES-0.55%

Affiliated Computer Services, Inc.-Class A(a)      80,500        5,788,755
==========================================================================

LEISURE PRODUCTS-1.61%

Mattel, Inc.                                      899,000       17,009,080
==========================================================================

LIFE & HEALTH INSURANCE-1.82%

AFLAC, Inc.                                       273,500        8,612,515
--------------------------------------------------------------------------
UnumProvident Corp.                               328,000       10,535,360
==========================================================================
                                                                19,147,875
==========================================================================

MANAGED HEALTH CARE-2.09%

CIGNA Corp.                                        89,300        8,556,726
--------------------------------------------------------------------------
UnitedHealth Group Inc.                           218,200       13,473,850
==========================================================================
                                                                22,030,576
==========================================================================

MOVIES & ENTERTAINMENT-2.13%

AOL Time Warner Inc.(a)                           424,500       22,498,500
==========================================================================

MULTI-LINE INSURANCE-0.53%

American International Group, Inc.                 65,000        5,590,000
==========================================================================

MULTI-UTILITIES-0.43%

Dynegy Inc.-Class A                                97,000        4,510,500
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE

NETWORKING EQUIPMENT-0.40%

Extreme Networks, Inc.(a)                         144,000   $    4,248,000
==========================================================================

OIL & GAS DRILLING-4.14%

ENSCO International Inc.                          418,600        9,795,240
--------------------------------------------------------------------------
Noble Drilling Corp.(a)                           180,000        5,895,000
--------------------------------------------------------------------------
Pride International, Inc.(a)                      649,700       12,344,300
--------------------------------------------------------------------------
Transocean Sedco Forex Inc.                       379,210       15,642,413
==========================================================================
                                                                43,676,953
==========================================================================

OIL & GAS EXPLORATION &
   PRODUCTION-0.53%

Apache Corp.                                      109,200        5,541,900
==========================================================================

PAPER PRODUCTS-1.12%

International Paper Co.                           331,000       11,816,700
==========================================================================

PHARMACEUTICALS-2.52%

Allergan, Inc.                                     63,000        5,386,500
--------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                       77,000        5,467,000
--------------------------------------------------------------------------
ICN Pharmaceuticals, Inc.                         340,000       10,784,800
--------------------------------------------------------------------------
Pfizer Inc.                                       122,700        4,914,135
==========================================================================
                                                                26,552,435
==========================================================================

PROPERTY & CASUALTY INSURANCE-1.85%

Radian Group Inc.                                 141,000        5,703,450
--------------------------------------------------------------------------
XL Capital Ltd.-Class A (Bermuda)                 168,000       13,792,800
==========================================================================
                                                                19,496,250
==========================================================================

RESTAURANTS-0.78%

Jack in the Box Inc.(a)                           313,400        8,179,740
==========================================================================

SEMICONDUCTOR EQUIPMENT-1.81%

Applied Materials, Inc.(a)                        150,000        7,365,000
--------------------------------------------------------------------------
KLA-Tencor Corp.(a)                               200,000       11,694,000
==========================================================================
                                                                19,059,000
==========================================================================

SEMICONDUCTORS-2.11%

GlobeSpan, Inc.(a)                                230,000        3,358,000
--------------------------------------------------------------------------
Texas Instruments Inc.                            175,000        5,512,500
--------------------------------------------------------------------------
TriQuint Semiconductor, Inc.(a)                   196,000        4,410,000
--------------------------------------------------------------------------
Zoran Corp.(a)                                    300,000        8,916,000
==========================================================================
                                                                22,196,500
==========================================================================

SOFT DRINKS-0.72%

PepsiCo, Inc.                                     172,000        7,602,400
==========================================================================

SPECIALTY STORES-0.95%

Michaels Stores, Inc.(a)                          245,000       10,045,000
==========================================================================

SYSTEMS SOFTWARE-3.42%

BMC Software, Inc.(a)                             384,000        8,655,360
--------------------------------------------------------------------------
Computer Associates International, Inc.           452,000       16,272,000
--------------------------------------------------------------------------
Microsoft Corp.(a)                                 77,000        5,621,000
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
SYSTEMS SOFTWARE-(CONTINUED)

VERITAS Software Corp.(a)                          83,000   $    5,521,990
==========================================================================
                                                                36,070,350
==========================================================================

TELECOMMUNICATIONS EQUIPMENT-3.27%

Comverse Technology, Inc.(a)                      141,000        8,124,420
--------------------------------------------------------------------------
Powerwave Technologies, Inc.(a)                   342,000        4,959,000
--------------------------------------------------------------------------
Sonus Networks, Inc.(a)                           340,000        7,942,400
--------------------------------------------------------------------------
UTStarcom, Inc.(a)                                540,000       13,446,000
==========================================================================
                                                                34,471,820
==========================================================================

WIRELESS TELECOMMUNICATION
   SERVICES-1.08%

Nextel Communications, Inc.-Class A(a)            367,000        6,422,500
--------------------------------------------------------------------------
Nextel Partners, Inc.-Class A(a)                  319,000        4,950,880
==========================================================================
                                                                11,373,380
==========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $925,246,431)                          1,011,768,673
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE

MONEY MARKET FUNDS-4.79%

STIC Liquid Assets Portfolio(b)                25,265,597   $   25,265,597
--------------------------------------------------------------------------
STIC Prime Portfolio(b)                        25,265,597       25,265,597
==========================================================================
    Total Money Market Funds (Cost
      $50,531,194)                                              50,531,194
==========================================================================
TOTAL INVESTMENTS-100.76% (Cost $975,777,625)                1,062,299,867
==========================================================================
OTHER ASSETS LESS LIABILITIES-(0.76%)                           (7,984,144)
==========================================================================
NET ASSETS-100.00%                                          $1,054,315,723
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2001
(Unaudited)

ASSETS:

Investments, at market value (cost
  $975,777,625)*                               $1,062,299,867
-------------------------------------------------------------
Receivables for:
  Fund shares sold                                  1,234,572
-------------------------------------------------------------
  Dividends                                           369,465
-------------------------------------------------------------
Investment for deferred compensation plan              74,498
-------------------------------------------------------------
Collateral for securities loaned                   16,268,100
-------------------------------------------------------------
Other assets                                           46,594
=============================================================
    Total assets                                1,080,293,096
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             6,579,880
-------------------------------------------------------------
  Fund shares reacquired                            2,013,589
-------------------------------------------------------------
  Deferred compensation plan                           74,498
-------------------------------------------------------------
  Collateral upon return of securities
    loaned                                         16,268,100
-------------------------------------------------------------
Accrued distribution fees                           1,008,773
-------------------------------------------------------------
Accrued operating expenses                             32,533
=============================================================
    Total liabilities                              25,977,373
=============================================================
Net assets applicable to shares outstanding    $1,054,315,723
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                        $  455,444,222
_____________________________________________________________
=============================================================
Class B                                        $  531,479,502
_____________________________________________________________
=============================================================
Class C                                        $   67,391,999
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                            24,220,215
_____________________________________________________________
=============================================================
Class B                                            30,807,745
_____________________________________________________________
=============================================================
Class C                                             3,911,486
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                    $        18.80
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $18.80 divided by
      94.50%)                                  $        19.89
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        17.25
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        17.23
_____________________________________________________________
=============================================================

* At June 30, 2001, securities with an aggregate market value of $15,780,743 were on loan to brokers.

STATEMENT OF OPERATIONS
For the six months ended June 30, 2001
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax
  of $13,367)                                  $   1,977,415
------------------------------------------------------------
Dividends from affiliated money market
  funds                                            2,300,608
------------------------------------------------------------
Interest                                              61,868
------------------------------------------------------------
Security lending income                                1,208
============================================================
    Total investment income                        4,341,099
============================================================

EXPENSES:

Advisory fees                                      3,530,903
------------------------------------------------------------
Administrative services fees                          68,392
------------------------------------------------------------
Custodian fees                                        46,287
------------------------------------------------------------
Distribution fees -- Class A                         576,948
------------------------------------------------------------
Distribution fees -- Class B                       2,788,990
------------------------------------------------------------
Distribution fees -- Class C                         332,297
------------------------------------------------------------
Transfer agent fees -- Class A                       448,032
------------------------------------------------------------
Transfer agent fees -- Class B                       565,387
------------------------------------------------------------
Transfer agent fees -- Class C                        67,364
------------------------------------------------------------
Trustees' fees                                         7,174
------------------------------------------------------------
Other                                                245,799
============================================================
    Total expenses                                 8,677,573
============================================================
Less: Expenses paid indirectly                       (17,153)
============================================================
    Net expenses                                   8,660,420
============================================================
Net investment income (loss)                      (4,319,321)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain from investment
  securities                                       9,114,427
============================================================
Change in net unrealized appreciation
  (depreciation) of investment securities       (239,777,538)
============================================================
Net gain (loss) from investment securities      (230,663,111)
============================================================
Net increase (decrease) in net assets
  resulting from operations                    $(234,982,432)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2001 and the year ended December 31, 2000 (Unaudited)

                                                                 JUNE 30,        DECEMBER 31,
                                                                   2001              2000
                                                              --------------    --------------
OPERATIONS:

  Net investment income (loss)                                $   (4,319,321)   $   (6,192,102)
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities                     9,114,427       153,404,957
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       (239,777,538)     (209,245,233)
==============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                (234,982,432)      (62,032,378)
==============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                 --       (59,353,657)
----------------------------------------------------------------------------------------------
  Class B                                                                 --       (80,285,223)
----------------------------------------------------------------------------------------------
  Class C                                                                 --        (8,275,783)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         20,970,648       150,959,050
----------------------------------------------------------------------------------------------
  Class B                                                         (6,879,992)      181,653,821
----------------------------------------------------------------------------------------------
  Class C                                                          9,731,436        63,351,899
==============================================================================================
    Net increase (decrease) in net assets                       (211,160,340)      186,017,729
==============================================================================================

NET ASSETS:

  Beginning of period                                          1,265,476,063     1,079,458,334
==============================================================================================
  End of period                                               $1,054,315,723    $1,265,476,063
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $  969,277,808    $  945,455,716
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (4,421,079)         (101,758)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                     2,936,752        (6,177,675)
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities                86,522,242       326,299,780
==============================================================================================
                                                              $1,054,315,723    $1,265,476,063
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 2001
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Select Growth Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital. At a meeting held on June 13, 2001, the Board of Trustees voted to revise the Fund's investment strategies and change the Fund's name to "AIM Select Equity Fund."
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
      Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

F. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2001, AIM was paid $68,392 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2001, AFS was paid $693,221 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended June 30, 2001, the Class A, Class B and Class C shares paid AIM Distributors $576,948, $2,788,990 and $332,297, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $154,412 from sales of the Class A shares of the Fund during the six months ended June 30, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 2001, AIM Distributors received $14,123 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the six months ended June 30, 2001, the Fund paid legal fees of $1,875 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the six months ended June 30, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $9,969 and reductions in custodian fees of $7,184 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $17,153.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At June 30, 2001, securities with an aggregate value of $15,780,743 were on loan to brokers. The loans were secured by cash collateral of $16,268,100 received by the Fund and subsequently invested in the affiliated money market fund of STIC Liquid Assets Portfolio. For the six months ended June 30, 2001, the Fund received fees of $1,208 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 2001 was $999,141,270 and $951,686,728, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of June 30, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $144,073,777
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (57,551,535)
=========================================================
Net unrealized appreciation of investment
  securities                                 $ 86,522,242
_________________________________________________________
=========================================================
Cost of investments are the same for tax and Financial
Statement purposes.


NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 2001 and the year ended December 31, 2000 were as follows:

                                                                    JUNE 30, 2001               DECEMBER 31, 2000
                                                              --------------------------    ---------------------------
                                                                SHARES         AMOUNT         SHARES          AMOUNT
                                                              ----------    ------------    ----------    -------------
Sold:
  Class A                                                      4,378,409    $ 86,544,369     6,779,004    $ 198,529,121
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                      3,190,340      58,652,787     7,978,650      219,786,359
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,116,646      20,329,641     2,377,973       64,756,969
=======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                             --              --     2,458,664       56,574,104
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                             --              --     3,538,127       74,996,759
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                             --              --       377,111        7,983,463
=======================================================================================================================
Reacquired:
  Class A                                                     (3,411,751)    (65,573,721)   (3,586,000)    (104,144,175)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (3,774,390)    (65,532,779)   (4,240,494)    (113,129,297)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (625,739)    (10,598,205)     (364,164)      (9,388,533)
=======================================================================================================================
                                                                 873,515    $ 23,822,092    15,318,871    $ 395,964,770
_______________________________________________________________________________________________________________________
=======================================================================================================================

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       CLASS A
                                                     ----------------------------------------------------------------------------
                                                     SIX MONTHS ENDED                    YEAR ENDED DECEMBER 31,
                                                         JUNE 30,        --------------------------------------------------------
                                                         2001(a)         2000(a)       1999        1998      1997(a)       1996
                                                     ----------------    --------    --------    --------    --------    --------
Net asset value, beginning of period                     $  22.88        $  26.23    $  19.35    $  15.67    $  14.78    $  13.05
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                              (0.03)          (0.01)      (0.06)      (0.04)       0.01        0.07
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                         (4.05)          (0.44)       8.00        4.24        2.82        2.34
=================================================================================================================================
    Total from investment operations                        (4.08)          (0.45)       7.94        4.20        2.83        2.41
=================================================================================================================================
Less distributions:
  Dividends from net investment income                         --              --          --          --       (0.01)         --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        --           (2.90)      (1.06)      (0.52)      (1.93)      (0.68)
=================================================================================================================================
    Total distributions                                        --           (2.90)      (1.06)      (0.52)      (1.94)      (0.68)
=================================================================================================================================
Net asset value, end of period                           $  18.80        $  22.88    $  26.23    $  19.35    $  15.67    $  14.78
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                            (17.83)%         (1.77)%     41.48%      27.09%      19.54%      18.61%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $455,444        $532,042    $461,628    $320,143    $266,168    $227,882
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                      1.16%(c)        1.07%       1.09%       1.11%       1.13%       1.18%
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                                (0.36)%(c)      (0.02)%     (0.31)%     (0.22)%      0.04%       0.46%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                        92%             56%         31%         68%        110%         97%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $465,383,245.

                                                                                       CLASS B
                                                     ----------------------------------------------------------------------------
                                                     SIX MONTHS ENDED                    YEAR ENDED DECEMBER 31,
                                                         JUNE 30,        --------------------------------------------------------
                                                          2001(a)        2000(a)     1999(a)       1998      1997(a)       1996
                                                     ----------------    --------    --------    --------    --------    --------
Net asset value, beginning of period                     $  21.07        $  24.57    $  18.33    $  14.98    $  14.32    $  12.77
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                              (0.10)          (0.22)      (0.23)      (0.17)      (0.13)      (0.05)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                         (3.72)          (0.38)       7.53        4.04        2.72        2.28
=================================================================================================================================
    Total from investment operations                        (3.82)          (0.60)       7.30        3.87        2.59        2.23
=================================================================================================================================
Less distributions:
  Distributions from net realized gains                        --           (2.90)      (1.06)      (0.52)      (1.93)      (0.68)
=================================================================================================================================
Net asset value, end of period                           $  17.25        $  21.07    $  24.57    $  18.33    $  14.98    $  14.32
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                            (18.13)%         (2.50)%     40.29%      26.13%      18.50%      17.60%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $531,480        $661,445    $592,555    $428,002    $356,186    $280,807
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                      1.92%(c)        1.84%       1.90%       1.93%       1.99%       2.03%
=================================================================================================================================
Ratio of net investment loss to average net assets          (1.12)%(c)      (0.80)%     (1.12)%     (1.04)%     (0.82)%     (0.39)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                        92%             56%         31%         68%        110%         97%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $562,420,644.

                                                                                            CLASS C
                                                              -------------------------------------------------------------------
                                                                                                                   AUGUST 4, 1997
                                                                                                                    (DATE SALES
                                                              SIX MONTHS ENDED       YEAR ENDED DECEMBER 31,       COMMENCED) TO
                                                                  JUNE 30,        -----------------------------     DECEMBER 31,
                                                                  2001(a)         2000(a)    1999(a)    1998(a)       1997(a)
                                                              ----------------    -------    -------    -------    --------------
Net asset value, beginning of period                              $ 21.05         $ 24.55    $ 18.32    $14.98         $17.65
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.10)          (0.22)     (0.23)    (0.17)         (0.04)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     (3.72)          (0.38)      7.52      4.03          (0.70)
=================================================================================================================================
    Total from investment operations                                (3.82)          (0.60)      7.29      3.86          (0.74)
=================================================================================================================================
Less distributions:
  Distributions from net realized gains                                --           (2.90)     (1.06)    (0.52)         (1.93)
=================================================================================================================================
Net asset value, end of period                                    $ 17.23         $ 21.05    $ 24.55    $18.32         $14.98
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                    (18.15)%         (2.50)%    40.26%    26.07%         (3.86)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $67,392         $71,989    $25,275    $8,501         $1,189
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                              1.92%(c)        1.84%      1.90%     1.93%          1.95%(d)
=================================================================================================================================
Ratio of net investment loss to average net assets                  (1.12)%(c)      (0.80)%    (1.12)%   (1.04)%        (0.77)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                                92%             56%        31%       68%           110%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $67,010,186.
(d)  Annualized.

BOARD OF TRUSTEES                                      OFFICERS                               OFFICE OF THE FUND

Robert H. Graham                                       Robert H. Graham                       11 Greenway Plaza
Chairman, President and Chief Executive Officer        Chairman and President                 Suite 100
A I M Management Group Inc.                                                                   Houston, TX 77046
                                                       Carol F. Relihan
Bruce L. Crockett                                      Senior Vice President and Secretary    INVESTMENT ADVISOR
Director,
ACE Limited;                                           Gary T. Crum                           A I M Advisors, Inc.
Formerly, Director, President and                      Senior Vice President                  11 Greenway Plaza
Chief Executive Officer                                                                       Suite 100
COMSAT Corporation                                     Dana R. Sutton                         Houston, TX 77046
                                                       Vice President and Treasurer
Owen Daly II                                                                                  TRANSFER AGENT
Formerly, Director,                                    Robert G. Alley
Cortland Trust, Inc.                                   Vice President                         A I M Fund Services, Inc.
                                                                                              P.O. Box 4739
Albert R. Dowden                                       Stuart W. Coco                         Houston, TX 77210-4739
Chairman, Cortland Trust, Inc.                         Vice President
and DHJ Media, Inc.; and                                                                      CUSTODIAN
Director, Magellan Insurance Company                   Melville B. Cox
                                                       Vice President                         State Street Bank and Trust Company
Edward K. Dunn Jr.                                                                            225 Franklin Street
Formerly, Chairman, Mercantile Mortgage Corp.;         Karen Dunn Kelley                      Boston, MA 02110
Vice Chairman, President                               Vice President
and Chief Operating Officer                                                                   COUNSEL TO THE FUND
Mercantile-Safe Deposit & Trust Co.; and               Edgar M. Larsen
President, Mercantile Bankshares                       Vice President                         Ballard Spahr
                                                                                              Andrews & Ingersoll, LLP
Jack M. Fields                                         Mary J. Benson                         1735 Market Street
Chief Executive Officer,                               Assistant Vice President and           Philadelphia, PA 19103
Twenty First Century Group, Inc.;                      Assistant Treasurer
Formerly Member of the U.S. House of                                                          COUNSEL TO THE TRUSTEES
Representatives                                        Sheri Morris
                                                       Assistant Vice President and           Kramer, Levin, Naftalis & Frankel LLP
Carl Frischling                                        Assistant Treasurer                    919 Third Avenue
Partner,                                                                                      New York, NY 10022
Kramer, Levin, Naftalis & Frankel LLP
                                                                                              DISTRIBUTOR
Prema Mathai-Davis
Member, Visiting Committee,                                                                   A I M Distributors, Inc.
Harvard University Graduate                                                                   11 Greenway Plaza
School of Education, New School University.                                                   Suite 100
Formerly Chief Executive Officer,                                                             Houston, TX 77046
YWCA of the U.S.A.

Lewis F. Pennock
Partner, Pennock & Cooper (law firm)

Louis S. Sklar
Executive Vice President,
Development and Operations,
Hines Interests
Limited Partnership

                     -------------------------------------

                            THE AMOUNT OF INVESTMENT

                           RISK YOU UNDERTAKE DEPENDS

                            ON SEVERAL FACTORS: YOUR

                           FINANCIAL OBJECTIVES, YOUR

                            RISK TOLERANCE AND YOUR

                                 TIME HORIZON.

                     -------------------------------------

THE AIM FUNDS RISK SPECTRUM

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.
    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.
    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

o Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.
o Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.
o Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.
o Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.
o Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.
    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.
    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.
    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

                                  EQUITY FUNDS



    DOMESTIC EQUITY FUNDS            INTERNATIONAL/GLOBAL EQUITY FUNDS            A I M Management Group Inc. has provided
                                                                                  leadership in the mutual fund industry since
       MORE AGGRESSIVE                        MORE AGGRESSIVE                     1976 and managed approximately $171 billion
                                                                                  in assets for 9.5 million shareholders,
AIM Small Cap Opportunities(1)         AIM Latin American Growth(7)               including individual investors, corporate
AIM Mid Cap Opportunities(1)           AIM Developing Markets                     clients and financial institutions, as of
AIM Large Cap Opportunities(2)         AIM European Small Company                 June 30, 2001.
AIM Emerging Growth                    AIM Asian Growth                               The AIM Family of Funds--Registered
AIM Small Cap Growth                   AIM Japan Growth(8)                        Trademark-- is distributed nationwide, and
AIM Aggressive Growth                  AIM International Emerging Growth          AIM today is the seventh-largest mutual fund
AIM Mid Cap Growth                     AIM European Development                   complex in the United States in assets under
AIM Small Cap Equity                   AIM Euroland Growth                        management, according to Strategic Insight,
AIM Capital Development                AIM Global Aggressive Growth               an independent mutual fund monitor.
AIM Constellation                      AIM International Equity                       AIM is a subsidiary of AMVESCAP PLC, one
AIM Dent Demographic Trends            AIM International Value(4)                 of the world's largest independent financial
AIM Select Equity(3)                   AIM Worldwide Spectrum                     services companies with $408 billion in
AIM Large Cap Growth                   AIM Global Trends                          assets under management as of June 30, 2001.
AIM Weingarten                         AIM Global Growth
AIM Mid Cap Equity
AIM Value II                                  MORE CONSERVATIVE
AIM Charter
AIM Value                                    SECTOR EQUITY FUNDS
AIM Blue Chip
AIM Basic Value                                MORE AGGRESSIVE
AIM Large Cap Basic Value
AIM Balanced                           AIM New Technology
AIM Advisor Flex(6)                    AIM Global Telecommunications and Technology
                                       AIM Global Infrastructure
                                       AIM Global Resources
                                       AIM Global Financial Services
                                       AIM Global Health Care
                                       AIM Global Consumer Products and Services(7)
                                       AIM Real Estate(5)
                                       AIM Global Utilities

                                              MORE CONSERVATIVE

                       FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS             TAX-FREE FIXED-INCOME FUNDS

    MORE AGGRESSIVE                           MORE AGGRESSIVE

AIM Strategic Income                   AIM High Income Municipal
AIM High Yield II                      AIM Tax-Exempt Bond of Connecticut(6)
AIM High Yield                         AIM Municipal Bond
AIM Income                             AIM Tax-Free Intermediate
AIM Global Income                      AIM Tax-Exempt Cash
AIM Floating Rate
AIM Intermediate Government                   MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

    MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1)Closed to new investors. (2)AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (3)On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (4)On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (5)On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. (6)The fund closed to new investors August 7, 2001. (7)The fund closed to new investors August 15, 2001. (8)AIM Japan Growth Fund closed to new investors August 17, 2001.
     FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after September 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

[DALBAR AWARDS LOGO APPEARS HERE]                       [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                      SEQ-SAR-1
A I M Distributors, Inc.